UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6996 Piazza Grande Avenue, Suite 301

Orlando, FL 32835

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, each at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

On January 18, 2024, Falcon’s Treehouse, LLC. (“Falcon’s Treehouse”), a subsidiary of Falcon’s Beyond Global, Inc. (the “Company”), and Qiddiya Investment Company (“QIC”) entered into a Consultancy Services Agreement (the “Services Agreement”), pursuant to which, among other things, Falcon’s Treehouse agreed to provide certain design, technological and construction services related to the design and development of one theme park.

The Services Agreement was entered into in furtherance of the previously disclosed Strategic Investment between the Company’s Falcon’s Creative Group division and QIC and is one of several service agreements entered into with QIC related to the development of Qiddiya, as further described in the Company’s Registration Statement on Form S-1, as amended, filed with the U.S. Securities and Exchange Commission on November 30, 2023.

The Services Agreement has a total contract value of up to approximately $83.1 million, consisting of approximately $64.6 million payable for normal routine design services and $18.5 million payable for additional services. Amounts payable under the Services Agreement will be paid in exchange for the services provided by Falcon’s Treehouse employees based upon agreed rates, with invoices submitted to QIC for its review, acceptance and payment within 60 days of receipt. The Services Agreement has an initial term of completion of 700 calendar days from February 7, 2024 (the “Commencement Date”), or until January 7, 2026, or a term of completion of 1,263 calendar days from the Commencement Date, or until July 24, 2027, if Falcon’s Treehouse is awarded additional services under the Services Agreement. The Services Agreement may be terminated at will by either Falcon’s Treehouse or QIC upon compliance with certain notice periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2024	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Executive Vice President of Legal, General Counsel and Corporate Secretary

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